UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 1998



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

         On June 25, 1998, Farm Family Holdings, Inc. issued a press release announcing that it estimates catastrophe losses from tornadoes and severe thunder storms of approximately $2.0 million pre-tax for the second quarter.

Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      FARM FAMILY HOLDINGS, INC.
                                                              (Registrant)




     June 26, 1998         /s/ Philip P. Weber
-----------------------   ------------------------------------------------------
        (Date)                              Philip P. Weber
                                           President and CEO

Exhibit 99


                                                                    News Release





FOR IMMEDIATE RELEASE              CONTACT: Timothy A. Walsh
                                            Executive Vice President - Finance &
                                            Treasurer, (518) 431-5410

              Farm Family Holdings Announces Estimated Storm Losses
Glenmont, New York - June 25, 1998 - - Farm Family Holdings, Inc. (NYSE: FFH) announced today that it estimates catastrophe losses from tornadoes and severe thunder storms of approximately $2.0 million pre-tax for the second quarter. The severe weather activity added losses of approximately $1.5 million on risks the Company directly insures in the northeast as well as losses of $0.5 million from certain midwestern risks which the Company reinsures. As a result of the catastrophe losses, the Company expects second quarter operating earnings to be reduced by approximately $0.26 per share.

Philip P. Weber, President & CEO of Farm Family Holdings, Inc. said, "Exclusive of the weather related catastrophe losses we have experienced, we are producing favorable operating results. Although the impact of these storms has negatively impacted our current operating results, we did an outstanding job assisting in the recovery of our insureds in the affected areas. We remain committed to the agribusiness, rural, and suburban communities we serve and continue to enhance our penetration into these markets."

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses and residents and businesses of rural and suburban communities.
--------------------------------------------------------------------------------

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995 This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this press release include, but are not limited to, statements with respect to the Company's estimate of catastrophe losses and their impact on operating results, statements of future economic performance and assumptions underlying statements regarding the Company or its business. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside the Company's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the ultimate level of the estimated catastrophe losses incurred by the Company, exposure to additional catastrophe losses, geographic concentration of loss exposure, general economic conditions and conditions specific to the property and casualty insurance industry, including its cyclical nature, regulatory changes and conditions, rating agency policies and practices, competitive factors, claims development and the impact thereof on loss reserves and the Company's reserving policy, the adequacy of the Company's reinsurance programs, developments in the securities markets and the impact thereof on the Company's investment portfolio and other risks listed from time to time in the Company's Securities and Exchange Commission filings, including the Form 10-K filed for the fiscal year ended December 31, 1997 and the Prospectus dated July 22, 1996. Accordingly, there can be no assurance that actual results will conform to the forward-looking statements in this press release.


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